UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

APPLETON PAPERS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-82084	36-2556469
(Commission File Number)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O. Box 359, Appleton, Wisconsin	54912-0359
(Address of principal executive offices)	(Zip Code)

(920) 734-9841
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

On February 23, 2012, Appleton Papers Inc. announced that it had entered into a Supply Agreement (the “Supply Agreement”) with Domtar Paper Company LLC and Domtar A.W. LLC.  The effectiveness of the Supply Agreement was subject to decision making bargaining with representatives of Local 266 of the United Steelworkers Union (the “Union”).

Appleton and the Union have completed such decision making bargaining, and the Supply Agreement became effective on March 8, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLETON PAPERS INC.
By:	/s/ Jeffrey J. Fletcher
Jeffrey J. Fletcher Vice President and Controller
Date:	March 8, 2012